UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2011
Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

2929 Allen Parkway, Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On August 10, 2011, Baker Hughes Incorporated (the “Company”) announced the commencement of a private placement to eligible purchasers of senior unsecured notes. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     On August 10, 2011, the Company also announced the pricing of $750 million aggregate principal amount of 3.20% senior notes due 2021. A copy of the news release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Document Description
99.1	News Release dated August 10, 2011.

99.2	News Release dated August 10, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED
Date: August 10, 2011	By:	/s/ William D. Marsh
William D. Marsh
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	News Release dated August 10, 2011.

Exhibit 99.2	News Release dated August 10, 2011.